Exhibit 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS JULY TRAFFIC
     TEMPE, Ariz., Aug. 4, 2006 — US Airways Group, Inc. (NYSE: LCC) today reported July and year-to-date traffic results for 2006. For America West operated flights, revenue passenger miles (RPMs) for the month were 2.2 billion, down 2.3 percent from July 2005. Capacity was 2.6 billion available seat miles (ASMs), down 1.9 percent from July 2005. The passenger load factor for July was 84.0 percent versus 84.3 percent in July 2005.
     For US Airways mainline operated flights, RPMs for July 2006 were 3.6 billion, a decrease of 5.6 percent from July 2005. Capacity was 4.3 billion ASMs, down 7.9 percent from July 2005. The passenger load factor for the month of July was 84.0 percent versus 81.9 percent in July 2005.
     “The busy summer travel season continues to produce strong traffic numbers,” said Scott Kirby, executive vice president, sales and marketing. “Our year-over-year unit revenue improvements continued with July passenger revenue per available seat mile (PRASM) up over 15 percent on a consolidated basis (mainline and Express).”
     Until US Airways operates under one certificate, data for America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express consisting of PSA Airlines and Piedmont Airlines will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express, combined operational information will also be reported.
     The following summarizes US Airways Group, Inc., America West, US Airways mainline and US Airways Express July and year-to-date results for 2006 and 2005:

Combined US Airways Group

	2006	2005	% Change
REVENUE PSGR MILES (000)	6,076,396	6,466,894	-6.0
Domestic	4,847,042	5,246,010	-7.6
International	1,229,354	1,220,884	0.7

AVAILABLE SEAT MILES (000)	7,273,495	7,887,644	-7.8
Domestic	5,778,991	6,421,544	-10.0
International	1,494,504	1,466,100	1.9

LOAD FACTOR (%)	83.5	82.0	1.5	PTS
ENPLANEMENTS	6,012,944	6,782,380	-11.3

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	37,646,670	40,615,549	-7.3
Domestic	31,023,498	33,752,487	-8.1
International	6,623,172	6,863,062	-3.5

AVAILABLE SEAT MILES (000)	47,262,733	52,670,564	-10.3
Domestic	38,692,374	43,939,828	-11.9
International	8,570,359	8,730,736	-1.8

LOAD FACTOR (%)	79.7	77.1	2.6	PTS
ENPLANEMENTS	39,357,283	43,707,213	-10.0

America West

	2006	2005	% Change
REVENUE PSGR MILES (000)	2,218,844	2,270,450	-2.3
Domestic	2,152,279	2,178,880	-1.2
International	66,565	91,570	-27.3

AVAILABLE SEAT MILES (000)	2,641,682	2,693,929	-1.9
Domestic	2,561,280	2,580,965	-0.8
International	80,402	112,964	-28.8

LOAD FACTOR (%)	84.0	84.3	-0.3	PTS
ENPLANEMENTS	1,982,423	2,060,947	-3.8

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	14,116,946	14,327,663	-1.5
Domestic	13,630,789	13,752,906	-0.9
International	486,157	574,757	-15.4

AVAILABLE SEAT MILES (000)	17,421,125	17,750,465	-1.9
Domestic	16,811,669	17,016,785	-1.2
International	609,456	733,680	-16.9

LOAD FACTOR (%)	81.0	80.7	0.3	PTS
ENPLANEMENTS	12,619,082	12,984,765	-2.8

US Airways Mainline

	2006	2005	% Change
REVENUE PSGR MILES (000)	3,634,583	3,849,594	-5.6
Domestic	2,471,795	2,720,280	-9.1
International	1,162,788	1,129,314	3.0

AVAILABLE SEAT MILES (000)	4,324,781	4,697,815	-7.9
Domestic	2,910,679	3,344,679	-13.0
International	1,414,102	1,353,136	4.5

LOAD FACTOR (%)	84.0	81.9	2.1	PTS
ENPLANEMENTS	3,267,781	3,806,814	-14.2

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	21,840,820	24,223,339	-9.8
Domestic	15,703,805	17,935,034	-12.4
International	6,137,015	6,288,305	-2.4

AVAILABLE SEAT MILES (000)	27,409,957	31,701,126	-13.5
Domestic	19,449,054	23,704,070	-18.0
International	7,960,903	7,997,056	-0.5

LOAD FACTOR (%)	79.7	76.4	3.3	PTS
ENPLANEMENTS	21,393,767	25,161,861	-15.0

US Airways Express Piedmont
Airlines, PSA Airlines & US
Airways’ MidAtlantic Division*

	2006	2005	% Change
REVENUE PSGR MILES (000)	222,969	346,850	-35.7
Domestic (includes Caribbean)	222,969	346,850	-35.7

AVAILABLE SEAT MILES (000)	307,031	495,900	-38.1
Domestic (includes Caribbean)	307,031	495,900	-38.1

LOAD FACTOR (%)	72.6	69.9	2.7	PTS
ENPLANEMENTS (includes Caribbean)	762,740	914,619	-16.6

YEAR-TO-DATE	2006	2005	% Change
REVENUE PSGR MILES (000)	1,688,904	2,064,547	-18.2
Domestic	1,688,904	2,064,547	-18.2

AVAILABLE SEAT MILES (000)	2,431,651	3,218,973	-24.5
Domestic	2,431,651	3,218,973	-24.5

LOAD FACTOR (%)	69.5	64.1	5.4	PTS
ENPLANEMENTS	5,344,434	5,560,587	-3.9

* US Airways Express also includes data for US Airways’ MidAtlantic division through May 27, 2006.
Integration Update
     US Airways is also providing a brief update on the integration process between US Airways and America West. Listed below are major accomplishments or announcements from the month of July:
•	Combined operations in Terminal E at Dallas/Fort Worth International Airport bring the total number of integrated airports to 35 of the 38 where America West and US Airways both had ticket counters and gate space. Only Washington Dulles, New Orleans and Chicago O’Hare remain.

•	Accrued $36 million for the employee profit sharing plan with a second consecutive profitable quarter for the second quarter 2006 ($305 million).

•	Amended existing partnership with regional airline partner Republic Airways Holdings by adding 30, 86-seat Embraer 175 aircraft to the US Airways Express network. The new Embraer 175s will replace 20 existing 50-seat Embraer 145s operated for US Airways Express by Republic Airways Holdings’ Chautauqua Airlines subsidiary. The remaining 10 deliveries can replace other retiring aircraft or be used for limited growth in 2008.

•	To date, 45 America West aircraft have been repainted in the new US Airways livery representing 34 percent of the fleet.

     America West and US Airways now report combined operational performance numbers to the Department of Transportation. For the month of July 2006, US Airways will report a domestic on-time performance of 72.1 percent and a completion factor of 98.7 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing approximately 35,000 aviation professionals and serving more than 230 destinations. US Airways is a member of Star Alliance, which provides connections for our customers to 842 destinations in 152 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
     FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the Company), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and in the filings of the Company with the SEC, which are available at www.usairways.com.
-LCC-